                                                                  EXHIBIT 10.34


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (the "First Amendment") dated as of May 15, 1998, is made by LTC PROPERTIES, INC., a Maryland corporation (the "Borrower"), the financial institutions party hereto (together with their respective successors and permitted assigns, the "Lenders"), BANQUE NATIONALE DE PARIS, Los Angeles Branch ("BNP"), as Syndication Agent, THE SUMITOMO BANK, LIMITED, Chicago Branch ("Sumitomo"), as Documentation Agent and SANWA BANK CALIFORNIA ("Sanwa"), as Administrative Agent (in such capacity, the "Agent"). The parties hereto agree as follows:

                                    RECITALS

         WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into that certain U.S. $170,000,000 Credit Agreement dated as of October 3, 1997 (the "Credit Agreement");

         WHEREAS, the Borrower has requested, among other things, amendments to the Credit Agreement to enable it to capitalize a new company, LTC Healthcare, Inc. ("LTC Healthcare"), and to distribute its equity investment in LTC Healthcare to the Borrower's existing shareholders. (Capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement); and

         WHEREAS, the Lenders have agreed, upon the terms and conditions set forth herein, to such amendments to the Credit Agreement and the related documents.

         NOW, THEREFORE, in consideration of the foregoing, the Borrower, the Lenders and the Agent hereby agree as follows:

         SECTION 1. Section 3.1(i) of the Credit Agreement shall be amended by inserting the following sentence as the second sentence of such Section:

         "The calculation of such losses, costs or expenses shall be on the basis of the difference between (a) the LIBOR Rate applicable to such LIBOR Loan in effect prior to the event resulting in such losses, costs or expenses and (b) the LIBOR Rate at the time the affected Lender suffers any such additional losses, costs, or expenses as a result of actions by the Borrower."

         SECTION 2. Section 7.2 of the Credit Agreement shall be amended by inserting a new subsection (iii) to read as follows after subsection (ii):

         "and (iii) to capitalize LTC Healthcare, Inc., in an aggregate amount not to exceed $40,000,000, $20,000,000 of which shall be by an equity contribution from the Borrower and $20,000,000 of which shall be by means of a note payable to the Borrower bearing interest at a minimum of 9.5%."

         SECTION 3. Section 8.1 of the Credit Agreement shall be amended by deleting the word "and" at the end of subsection (x), deleting the period at the end of subsection (xi) and inserting "; and" in substitution therefor and inserting a new subsection (xii) after subsection (xi) to read as follows:

         "(xii) Debt assumed or guaranteed by the Borrower relating to outstanding bonds payable to the Oregon Department of Housing in an aggregate principal amount not to exceed $4,210,000; provided that the terms of interest and principal repayment thereon are not changed from those in effect as of May 1, 1998."

         SECTION 4. Section 8.3 of the Credit Agreement shall be amended by deleting the proviso at the end of such Section and inserting in substitution therefor the following:

         "; provided that the foregoing shall not be construed as prohibiting
(a) a transfer of assets from a Subsidiary to the Borrower, (b) the merger of a Subsidiary into the Borrower or (c) a transfer of assets having an aggregate fair market value not to exceed $20,000,000 by the Borrower to LTC Healthcare, Inc."

         SECTION 5. The last sentence of Section 8.6 shall be deleted in its entirety and the following shall be inserted in substitution therefor:

         "Notwithstanding the foregoing, the Borrower may (i) make capital contributions to Significant Subsidiaries for the purpose of establishing such Significant Subsidiaries and providing assets for such Significant Subsidiaries to meet their respective obligations and (ii) capitalize LTC Healthcare, Inc. in accordance with the provisions of Section 7.2(iii)."

         SECTION 6. Section 8.8 of the Credit Agreement shall be amended by deleting the word "and" at the end of subsection (viii), deleting the period at the end of subsection (ix) and inserting" and" in substitution therefor and inserting a new subsection ix) after subsection (ix) to read as follows:

         "(x) Liens in existence as of May 1, 1998 on real estate, securing the obligation to pay bonds assumed or guaranteed by the Borrower in an aggregate principal amount not to exceed at any time $4,210,000."

         SECTION 7. Section 8.9 of the Credit Agreement shall be amended by deleting the word "and" at the end of subsection (ii) and inserting a comma in substitution therefor, deleting the period at the end of subsection (iii) and inserting a comma in substitution therefor and inserting the following two new subsections after subsection (iii) to read as follows:

         ", (iv) the Borrower may guarantee payment of bonds payable to the Oregon Department of Housing in an aggregate principal amount not to exceed $4,210,000 and (v) the Borrower may make revolving loans to LTC Healthcare, Inc. in an aggregate principal amount not to exceed $20,000,000."

         SECTION 8. Section 8.10 of the Credit Agreement shall be amended by deleting the word "and" at the end of subsection (xii), deleting the period at the end of subsection (xiii) and inserting "; and" in substitution therefor and inserting a new subsection (xiv) after subsection (xiii) to read as follows:

         "(xiv) Investments by the Borrower in LTC Healthcare, Inc. not to exceed at any time $40,000,000 in aggregate principal amount, which amount shall be comprised only of (a) the loans made by the Borrower to LTC Healthcare, Inc. pursuant to the provisions of Section 8.9(v) and (b) an Investment in an amount not to exceed $20,000,000 which may only occur prior to the distribution referenced in the last sentence of Section 8.11."

         SECTION 9. Section 8.11 of the Credit Agreement shall be amended by inserting the following sentence at the end of such Section:

         "Notwithstanding the foregoing or any other provision of this Agreement, the Borrower may distribute to its shareholders all of the Borrower's equity interests in LTC Healthcare, Inc."

         SECTION 10. This First Amendment shall become effective upon the execution and delivery of each of the following documents:

               (1)  This First Amendment;

               (2)  Certified Board Resolutions of the Borrower;

               (3) Confirming Certificate of the Borrower re Articles of Incorporation, Bylaws and Incumbency Certificate;

               (4) Certificate of the Borrower re Representations and Warranties and No Default;

               (5) Guarantors' Consent (in form and substance satisfactory to the Agent); and

               (6) pro forma covenant compliance certificates (in form and substance satisfactory to the Agent) taking into account the acquisition of a ll2-unit assisted living facility in Oregon and the capitalization and distribution of LTC Healthcare, Inc.

         SECTION 11. This First Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 12. The Agent shall have received reimbursement of all costs and expenses and payment of all fees incurred by the Agent in connection with this First Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       LTC PROPERTIES, INC.

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       SANWA BANK CALIFORNIA, as
                                       Administrative Agent and Lender

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       BANQUE NATIONALE DE PARIS,
                                       Los Angeles Branch,
                                       as Syndication Agent and Lender

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       THE SUMITOMO BANK, LIMITED,
                                       Chicago Branch
                                       as Documentation Agent and Lender

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       BANK OF MONTREAL,
                                       as Lender

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       WELLS FARGO BANK, N.A.

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       NATIONSBANK OF TEXAS, N.A.

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       BANK HAPOALIM B.M.

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       BHF-BANK AKTIENGESELLSCHAFT

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                       BANK LEUMI TRUST COMPANY OF NEW
                                       YORK

                                       By:
                                           ----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------